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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 1999

                           VIISAGE TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                     000-21559                04-3320515
(State or other jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)

   30 Porter Road, Littleton, MA                                  01460
(Address of principal executive offices)                        (Zip Code)

                 978-952-2200
(Registrant's telephone number, including area code)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On November 3, 1999, the Company's audit committee approved the dismissal of Arthur Andersen LLP and engagement of BDO Seidman, LLP as the Company's independent public accountants. The Company's change in independent public accountants was made at the request of its majority shareholder, Lau Technologies. Lau Technologies has engaged BDO Seidman, LLP to act as its independent public accountants and desires that the same firm audit the financial statements of its 67%-owned subsidiary. There were neither disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure nor any "reportable events" as that term is used in Item 304(a) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Exhibits

          16     Letter re. change in certifying accountant.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    VIISAGE TECHNOLOGY,INC.
                                                         (Registrant)

                                                    By:  /s/ Thomas J. Colatosti
                                                        ----------------------
                                                        Thomas J. Colatosti,
                                                        Chief Executive Officer

Dated:  November 9, 1999



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